UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported)	April 26, 2005

Berkshire Income Realty, Inc
(Exact name of Registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, Massachusetts		02108
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code		(617) 523-7722

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On April 26, 2005, Berkshire Income Realty, Inc. (the “Registrant”) terminated an agreement of sale (the “Agreement”) to purchase 100% of the general and limited partner interests of Pelham Wood Limited Liability Limited Partnership, the fee simple owner of Pelham Wood Apartments, a 464 unit multifamily apartment community located in Baltimore, Maryland, from Pacy Oletsky, general and limited partner, Jack L. Baylin, general and limited partner, Michael Baylin, limited partner, Gail Baylin, limited partner, Bonnie Oletsky, limited partner, Howard Gartner, limited partner, Ruth P. Weiss, limited partner, The Abraham & Virginia Weiss Charitable Trust A, limited partner, and The Abraham & Virginia Weiss Charitable Trust B, limited partner (collectively the “Owners”). The Owners are unaffiliated third parties. The purchase price was $30,160,000, and was subject to normal operating apportionments as provided for in the Agreement.

The Agreement contained a Buyer’s Right of Termination, which provided the Registrant the option to terminate the agreement in its sole discretion. The Registrant determined that it was not in the best interests of the Registrant and its shareholders to consummate the transactions contemplated by the Agreement and terminated the Agreement in accordance with its terms. The Agreement, which did not provide for termination penalties, terminated immediately except with respect to the Registrant’s ongoing obligation to indemnify, defend and hold harmless the Owners from and against any and all claims and or liabilities arising out of the Registrant's entry onto the property upon exercise of its right of inspection during the applicable inspection period under the Agreement.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

(b)	Pro Forma Financial Information

(c)	Exhibits.

Exhibit 10.1

Agreement of Sale by and between Pacy Oletsky, general and limited partner, Jack L. Baylin, general and limited partner, Michael Baylin, limited partner, Gail Baylin, limited partner, Bonnie Oletsky, limited partner, Howard Gartner, limited partner, Ruth P. Weiss, limited partner, The Abraham & Virginia Weiss Charitable Trust A, limited partner, and The Abraham & Virginia Weiss Charitable Trust B, limited partner, Seller, and Berkshire Income Realty, Inc., Buyer, dated March 16, 2005. *

Exhibit 10.2	Letter, dated April 26, 2005, from Berkshire Income Realty, Inc. to Mr. Pacy Oletsky et al. c/o Property Capital Group.
*	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K, filed with the Securities and

Exchange Commission on March 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Income Realty, Inc.

Date: May 2, 2005	/s/ David C. Quade
Name: David C. Quade
Title: President and Chief Financial Officer